NEOS ETF Trust N-CSR

Exhibit 99.906 CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the NEOS ETF Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the NEOS ETF Trust for the period ended May 31, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of NEOS ETF Trust for the stated period.

/s/ Garrett Paolella	/s/ Josh Hunter
Garrett Paolella	Josh Hunter
President/Principal Executive Officer	Treasurer/Principal Financial Officer

Dated: July 31, 2023	Dated: July 31, 2023

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by NEOS ETF Trust for purposes of Section 18 of the Securities Exchange Act of 1934.